ACQUISITIONS & DIVESTMENTS	12 Months Ended
Dec. 31, 2022
ACQUISITIONS & DIVESTMENTS
ACQUISITIONS & DIVESTMENTS

3) ACQUISITIONS & DIVESTMENTS

a)	Canadian Asset Divestments

On October 31, 2022, the Company completed a disposition of certain Canadian assets to Journey Energy Inc. (“Journey”) for total consideration of $104.4 million (CDN$142.2 million), prior to purchase price adjustments. The total consideration included cash of $59.3 million, 3.0 million common shares in Journey valued at $12.1 million, and a $33.0 million monthly amortizing, interest-bearing secured loan with a 10% fixed interest rate and maturity of October 31, 2024, which Enerplus provided to Journey. After purchase price adjustments and transaction costs, adjusted proceeds were $80.8 million resulting in a $64.5 million gain on asset divestments on the Consolidated Statements of Income/(Loss). The Company reduced the asset retirement obligation by $31.6 million. The Company divested of the common shares in Journey in the fourth quarter of 2022.

On December 19, 2022, the Company completed a disposition of substantially all of the remaining Canadian assets to Surge Energy Inc. (“Surge”) for total consideration of $174.5 million (CDN$238.2 million), prior to purchase price adjustments. The total consideration included cash of $153.9 million and 3.8 million common shares in Surge valued at $20.7 million. After purchase price adjustments and transaction costs, adjusted proceeds were $132.2 million resulting in a $87.4 million gain on asset divestments on the Consolidated Statements of Income/(Loss). The Company reduced the asset retirement obligation by $26.5 million.

At December 31, 2022, the current and long-term portion of the outstanding loan receivable of $17.7 million and $13.4 million, respectively, have been recorded as part of Other current assets and Other long-term assets on the Consolidated Balance Sheets.

At December 31, 2022, the common shares of Surge had a fair value of $23.1 million resulting in an unrealized gain of $2.4 million, recognized in Transaction costs and other expense/(income) on the Consolidated Statements of Income/(Loss). The fair value of the marketable securities has been recorded as part of Other current assets on the Consolidated Balance Sheets.

b)	Bruin E&P HoldCo, LLC Acquisition

On March 10, 2021, Enerplus Resources (USA) Corporation, an indirect wholly-owned subsidiary of Enerplus acquired all of the equity interests of Bruin E&P HoldCo, LLC (“Bruin”) for total cash consideration of $465.0 million, subject to certain purchase price adjustments. After purchase price adjustments, the total consideration was $420.2 million. The transaction was accounted for as an acquisition of a business.

c)	Dunn County Acquisition

On April 30, 2021, the Company acquired assets in Dunn County, North Dakota from Hess Bakken Investments II, LLC for total cash consideration of $312.0 million, subject to customary purchase price adjustments. After purchase price adjustments, the purchase consideration including capitalized transaction costs was $306.8 million. The transaction was recorded as an asset acquisition.

d)	Sleeping Giant and Russian Creek Divestment

On November 2, 2021, the Company completed a disposition of its interests in the Sleeping Giant field in Montana and the Russian Creek area in North Dakota in the Williston Basin, for total cash consideration of $115.0 million, subject to customary purchase price adjustments. After purchase price adjustments and transaction costs, adjusted proceeds were $107.8 million. Subsequent to December 31, 2022, Enerplus received $2.5 million in contingent consideration and may receive an additional $2.5 million if the WTI oil price averages over $60 per barrel in 2023. The fair value of the contingent consideration has been recorded as part of Other current assets and Other long-term assets.